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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 10, 2000.



                        CYPRESS SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)



           DELAWARE                      1-10079                94-2885898
(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)         Identification No.)



                             3901 NORTH FIRST STREET
                         SAN JOSE, CALIFORNIA 95134-1599
                   ------------------------------------------
                     Address of principal executive offices



                                 (408) 943-2600
             ------------------------------------------------------
               Registrant's telephone number, including area code



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ITEM 5.  OTHER EVENTS

         On January 10, 2000 Cypress Semiconductor Corporation (the "Company"), Galvantech, Inc. ("Galvantech") and CE Acquisition Corporation, a wholly owned subsidiary of the Company, entered into an Agreement and Plan and Reorganization (the "Merger Agreement") pursuant to which the Company will acquire Galvantech. A copy of the Merger Agreement is attached hereto as Exhibit 99.1.

         Under the terms of the merger, up to 4,000,000 shares of Cypress common stock will be exchanged for shares of Galvantech stock outstanding and applied towards options, warrants and other rights to acquire Galvantech stock. Each share of Galvantech stock issued and outstanding immediately prior to the closing of the merger will be canceled and converted automatically into a number of shares of Cypress common stock computed in accordance with the merger agreement. Galvantech shareholders will not receive fractional shares. Instead, such fraction will either be rounded up, or the Galvantech shareholder will receive cash in payment for any fractional share, depending on the number of shares of Galvantech stock held.

         The merger will not be completed unless the conditions contained in the Merger Agreement are satisfied or waived including (i) the approval of the Merger Agreement by holders of at least 91% of the outstanding capital stock of Galvantech, (ii) receipt of an opinion of the Company's accountants concurring with the Company's management view that the merger will be accounted for as a pooling of interests, (iii) there has not been a material adverse change to the Company or Galvantech, and (iv) the receipt of certain regulatory approvals, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Accordingly, there can be no assurances that the merger will occur.

         The Merger Agreement may be terminated (i) by mutual agreement of the parties thereto, (ii) if the merger is not completed on or before February 25, 2000 (or March 31, 2000 in the event of a delay in obtaining certain regulatory approvals) or (iii) if certain other specified events occur before February 25, 2000.

         The Company and Galvantech intend the merger to be accounted for as a pooling of interests.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

                  Not Applicable.
(b)      Pro Forma Financial Information.

                  Not Applicable.
(c)      Exhibits.

         99.1 Agreement and Plan and Reorganization dated as of January 10, 2000 by and among Cypress Semiconductor Corporation, CE Acquisition Corporation,


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                                      -2-


                  Galvantech, Inc., U.S. Bank Trust, N.A., as Escrow Agent, and Dr. Tsu-Wei Frank Lee, as Securityholder Agent

         99.2     Press release announcing the signing of the Merger Agreement.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               CYPRESS SEMICONDUCTOR CORPORATION



                               /s/ Emmanuel Hernandez
                               -------------------------------------------------
                               Emmanuel Hernandez, Vice President of Finance and Administration and Chief Financial Officer

                               Date:  January 17, 2000



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                                 EXHIBIT INDEX



Exhibit
Number            Description
-------           -----------
  99.1            Agreement and Plan and Reorganization dated as of January 10,
                  2000 by and among Cypress Semiconductor Corporation, CE
                  Acquisition Corporation, Galvantech, Inc., U.S. Bank Trust,
                  N.A., as Escrow Agent, and Dr. Tsu-Wei Frank Lee, as
                  Securityholder Agent

  99.2            Press release announcing the signing of the Merger Agreement.